UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 14, 2001
                                                  -------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
              (Exact Name of registrant specified in its charter)
               (Originator of the Chase Credit Card Master Trust)






United States                333-74303                     22-2382028
-------------                ---------                     ----------
(State or other             (Commission File               (I.R.S. employer
Jurisdiction of             Number)                        Identification No.)
Incorporation)


                             802 Delaware Avenue
                          Wilmington, Delaware 19801
                          --------------------------
                  (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.

Item 5.  Other Events
         ------------

     On June 14, 2001, the Underwriting Agreement, dated as of June 7, 2001 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On June 14, 2001 the Series 2001-3 Supplement, dated as of June 14, 2001, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On June 14, 2001, the Indenture, dated as of June 14, 2001 (the "Indenture"), between Chase Credit Card Owner Trust 2001-3 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On June 14, 2001, the Trust Agreement, dated as of June 14, 2001 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On June 14, 2001, the Deposit and Administration Agreement, dated as of June 14, 2001 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

         Exhibits

         1.3 Underwriting Agreement, dated as of June 7, 2001, among Chase USA, as Transferor, CMB, as Servicer, and JPMSI, as representative of the several
                  Underwriters.

         4.8 Series 2001-3 Supplement, dated as of June 14, 2001 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

         4.9 Indenture, dated as of June 14, 2001 between the Trust and The Bank of New York, as Indenture Trustee.

         4.10 Trust Agreement, dated as of June 14, 2001 between the Depositor and Wilmington Trust Company, as Owner Trustee.

         4.11 Deposit and Administration Agreement, dated as of June 14, 2001 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHASE MANHATTAN BANK USA,
                                  NATIONAL ASSOCIATION



                                  By: s/s Patricia Garvey
                                      -----------------------------
                                      Name:   Patricia Garvey
                                      Title:  Vice President



Date: June 14, 2001

                              INDEX TO EXHIBITS



Exhibit              Exhibit                                Sequentially
Number                                                      Numbered pages
------               -------                                --------------


1.3               Underwriting Agreement, dated
                  June 7, 2001 among Chase USA,
                  as Transferor, CMB, as
                  Servicer, and JPMSI, as
                  representative of the
                  several Underwriters.

4.8               Series 2001-3 Supplement, dated
                  as of June 14, 2001, to the
                  Third Amended and Restated
                  Pooling and Servicing
                  Agreement, as amended, among
                  Chase USA, as Transferor on and
                  after June 1, 1996, CMB, as
                  Transferor prior to June 1,
                  1996 and as Servicer, and the
                  Trustee.

4.9               Indenture, dated as of June 14,
                  2001 between the Trust and The
                  Bank of New York, as Indenture
                  Trustee.

4.10              Trust Agreement, dated as of
                  June 14, 2001 between the
                  Depositor and Wilmington Trust
                  Company, as Owner Trustee.

4.11              Deposit and Administration
                  Agreement, dated as of June 14,
                  2001 between Chase USA, as
                  Depositor and Administrator,
                  and the Trust, as Issuer.